SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2000


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-26372                                           82-0429727
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       (Commission                                       (IRS Employer
       File Number)                                      Identification No.)


        349 Oyster Point Boulevard, Suite 200
                South San Francisco, CA                        94080
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        (Address of principal executive offices)             (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




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ITEM 5:  OTHER EVENTS.

         Filed with this report as Exhibit 99.01 is a press release issued by the Registrant on October 3, 2000, announcing:

         o On October 3, 2000, Cellegy Pharmaceuticals, Inc. (the "Company") announced the issuance of 1,500,000 shares of the Company's Common Stock in a private placement transaction. Cellegy has agreed to file a registration statement covering the resale of the shares issued in the transaction.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.01    Press Release issued by the Registrant on October 3, 2000.






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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: October 5, 2000             CELLEGY PHARMACEUTICALS, INC.


                                  By: /s/ K. MICHAEL FORREST
                                      ------------------------------------------
                                      K. Michael Forrest
                                      President and Chief Executive Officer



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